INVENTORY	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
Disclosure of inventories [text block]
INVENTORY

AS AT DEC. 31 (MILLIONS)	2019	2018
Residential properties under development	$3,007	$2,001
Land held for development	1,781	1,794
Completed residential properties	998	1,398
Industrial products	2,816	914
Other[1]	1,670	882
Total	$10,272	$6,989

1.	Other includes fuel inventory of $690 million (2018 – $585 million).
The current and non-current balances of inventory are as follows:

AS AT DEC. 31 (MILLIONS)	2019	2018
Current	$7,054	$4,578
Non-current	3,218	2,411
Total	$10,272	$6,989

During the year ended December 31, 2019, the company recognized $26.5 billion (2018 – $25.7 billion) of inventory relating to cost of goods sold and a $38 million expense of impaired inventory (2018 – $22 million recovery of previously impaired inventory). The carrying amount of inventory pledged as collateral at December 31, 2019 was $4.7 billion (2018 – $3.5 billion).